1

                                THE ARIELLE CORP.


NAME AND ADDRESS OF INVESTORS IN THE RULE 419 OFFERING

Rosalie Bilazzo
c/o Morgan Stanley Dean Witter
Attn: Jerry Brown
226 Landis Avenue
Vineland, New Jersey 08360

George W. Nigro
200 Bixley Heath
Lynbrook, New York 11563

Neil D. Frasco
200 Bixley Heath
Lynbrook, New York 11563

Jane A. Nigro
69-04 Ditmars Blvd.
Jackson Heights, NY 11370

Tammy Sambrano
76-41 174th Street
Flushing, New York 11366

Gil Stebbins
141-23 70th Road
Flushing, New York 11367

Barbara Stebbins
141-23 70th Road
Flushing, New York 11367

Jay A. Lang
73-27 174th Street
Flushing, New York 11366

Benny J. Lang
73-27 174th Street
Flushing, New York 11366



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Daniel B. Schwartz
305 Broadway, Suite 601
New York, New York 10007

Martin G. Rosen
76-41 174th Street
Flushing, New York 11366

Wendy Lanzano-Hertz
141-23 70th Road
Flushing, New York 11367

Donovan Edward Hertz
141-23 70th Road
Flushing, New York 11367

Gabe Hertz
141-23 70th Road
Flushing, New York 11367

Michael Jay Zwick
c/o Daniel B. Schwartz
350 Broadway, Suite 601
New York, New York 10007

Gary Leja
141-23 70th Road
Flushing, New York 11367

Michael Bozied
141-23 70th Road
Flushing, New York 11367

Maria Hertz
141-84 70th Road
Flushing, New York 11367

Tibor Hertz
141-23 70th Road
Flushing, New York 11367





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Carol Rios
126-20 Old S. Road
Soth Ozone Park, New York 11420

Marika L. Gonzalez
76-41 174th Street
Flushing, New York 11366

Matthew B. Gonzalez
76-41 174th Strret
Flushing, New York 11366

Ari Gelberman
124 Avenue J
Brooklyn, New York 11230

Gail Lang
73-27 174th Street
Flushing, New York 11366

Lisa Ann Nigro
69-04 Ditmars Blvd.
Jackson Heights, New York 11370

Sophia Polito
25-16 39th Avenue
Long Island City, New York 11101

Rosanna Polito
25-16 39th Avenue
Long Island City, New York 11101

Sheldon Kaye
12 Orchid Club Drive
Roslyn, New York 11576

Marc Lichtenstein
141-23 70th Road
Flushing, New York 11367






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Frances Youngleib
90 Gold Street
Apartment 19B
New York, New York 10038

Cindy Flaum
118-18 Union Turnpike, #15
Kew Garden, New York 11415


Beatrice Kind
207 East 74th Street, Apt. 3G
New York, New York 10021

Allen C. Marcus
38 Doral Drive
Manhasset, New York 11030

Teresa Herbert
183 Gordon Pl.
Freeport,  New York 11520

Mayrah Rocafort
187 East 4th Street, #6N
New York, New York 10009

Robert Nicdosi
2812 Tulip Avenue
Baldwin, New York 11510

Henry Rosenfeld
8 Barstow Road
Great Neck, New York 11021

David Abish
1404 East 52nd Street
Brooklyn, New York 11234

Sara Skoczylas
c/o Tali Skoczylas
7255 Park Drive East
Flushing, New York 11756



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Bookdigital.com, Inc.
65 Broadway
New York, New York 10006

Kenneth R. Head
76-41 174th Street
Flushing, New York 11366

Ascot Agency
15965 Jeanette
Southfield, MI 48075

Andrew Vahab
345 East 93rd Street
New York, New York

Daniel Vahab
345 East 93rd Street
New York, NY

Jonathan Vahab
345 East 93rd Street
New York, NY

Darius Vahab
345 East 93rd Street
New York, NY

Ellen Burger
c/o Dominix, Inc.
65 Broadway
New York, New York 10006

Izmira Velez
c/o Dominix, Inc.
65 Broadway
New York, New York 10006

Mark Schindler
545 Madison Avenue
New York, New York 10022



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Eugene Stricker
545 Madison Avenue
New York, New York 1002

Knightsbridge Capital, Inc.
65 Broadway
New York, New York 10006

Zahra S. Yamani
65 Broadway
New York, NY 10006

Prolearner.com, Inc.
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Malcom Adler
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Susan Felton
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Sherry Hirschman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Howard Salamon
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Benjamin Blech
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022





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Elaine Zinbers
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Alan Bankhalter
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Benson Altman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Milton Archerman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Shalan Mardernbau
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Kim Gantz
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Sandy Jarashow
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Albert Fleishman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022




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Herb Paul
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Lee and Harry First
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Dr. Mark Billet
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Marcia Berman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Robert Gross
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Marcus Ehrlich
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Dr. Rubin Brecker
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022


Elaine Smider
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022



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Naomi Selbst
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Jay Kerten Baum
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Barry Novich
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Gloria Tempchin
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Dr. David and Sandra Sussman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Stephen Lichman
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Robert Stricker
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Steve Stricker
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022



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                      The Arielle/Shareholders List 9-1-00
                                   [PG NUMBER]

Carol Bassri
c/o Eugene Stricker
545 Madison Avenue
New York, New York 10022

Amnon Danty
4 Magnolia Drive
Great Neck, New York 11021